                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported) APRIL 13, 1999
                                                          --------------
                               S.D. WARREN COMPANY
                               -------------------
             (Exact name of registrant as specified in its charter)


  Pennsylvania              033-88496                     23-2366983
(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
incorporation)

        225 Franklin Street, Boston, Massachusetts, 02110, (617) 423-7300
        -----------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

The Company wishes to caution readers that this Form 8-K contains certain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. The words "believe," "anticipate," "intend," "estimate," "plan," "assume" and other similar expressions which are predictions of or indicate future events and future trends which do not relate to historical matters identify forward-looking statements. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are in some cases beyond the control of the Company and may cause the actual results, performance or achievements of the Company to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that may cause such differences include but are not limited to the following: global economic and market conditions; production and capacity in the United States, Europe and the Far East; production and pricing levels of pulp and paper; any major disruption in production at the Company's key facilities; alterations in trade conditions in and between the United States and other countries where the Company does business; unanticipated expenses or delays in resolving Year 2000 issues by either the Company or its significant business partners and changes in environmental, tax and other laws and regulations.

ITEM 5.  OTHER EVENTS

                  On April 13, 1999, Sappi Fine Paper North America announced the closure of the pulp mill and a machine that makes coated base paper at its facility in Westbrook, ME. The Company will record a pre-tax charge of approximately $39 million during the third fiscal quarter of 1999 with respect to the restructuring costs associated with the closure. The charge includes $22 million of non-cash expenses relating to fixed asset write-offs and $17 million of accruals of one-time cash costs. The closure is expected to improve future operating income.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.


                           Exhibit No.   Description
                           -----------   -----------

                           99.1          Press Release dated April 13, 1999


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized person.

DATE:      April 13, 1999                  S.D. WARREN COMPANY


                                       BY:  /s/ Trevor L. Larkan
                                            --------------------
                                                Trevor L. Larkan
                                                Vice President and
                                                Chief Financial
                                                Officer

                                  EXHIBIT INDEX




             Exhibit No.         Description
             -----------         -----------

             99.1                Press Release dated April 13, 1999

